Exhibit 10.6

Execution Version

THIRD AMENDMENT TO GUARANTY

This Third Amendment to Guaranty (this “Amendment”), dated as of June 30, 2024, is by and between MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”) and CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”).

W I T N E S S E T H:

WHEREAS, CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”) and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 25, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 26, 2023, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guaranty, dated as of March 16, 2023 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, in connection therewith, Guarantor entered into that certain Guaranty in favor of Buyer, dated as of January 26, 2017, as amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guaranty, dated as of March 16, 2023, as further amended by that certain Second Amendment to Guaranty, dated as of October 5, 2023 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”).

WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guaranty.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Guaranty. The Guaranty is hereby amended as follows:
(a)
Section 9(a)(ii) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(ii) permits its Tangible Net Worth at any time to be less than One Billion Seven Hundred Million Dollars ($1,700,000,000.00).”

(b)
Section 9(a)(iv) of the Guaranty is hereby deleted in its entirety and replaced with thefollowing:

“(iv) permit at any time the ratio of (i) EBITDA for the period of twelve (12) consecutive months ended on or prior to such date of determination to (ii) Interest Expense for such period to be less than 1.30 to 1.00; provided, however, with respect to the fiscal quarters ending on June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June

30, 2025 and September 30, 2025, respectively, the foregoing ratio shall be 1.10 to 1.00.”

2.
Guarantor Representations. Guarantor hereby represents and warrants that:

(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Guarantor’s Knowledge, Default has occurred and is continuing under the Master Repurchase Agreement or the Guaranty, as applicable, as of the date hereof, and no Default, Event of Default or Margin Deficit will occur under the Master Repurchase Agreement or the Guaranty, as applicable, as a result of the execution, delivery and performance by Guarantor of this Amendment;
(b)
all representations and warranties in the Guaranty are true, correct, complete and accurate in all respects as of the date hereof; and
(c)
(i) no amendments have been made to the organizational documents of Seller, Pledgor or Guarantor since January 26, 2017, and (ii) Guarantor has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
(a)
Amendment. This Amendment, duly executed and delivered by Guarantor and Buyer.
(b)
Fees. Payment by Guarantor of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
(c)
[Reserved].
(d)
[Reserved].
4.
Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.
5.
Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
6.
Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.
8.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement and Guaranty, as applicable.
9.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.
References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty, as amended hereby, unless the context expressly requires otherwise.
11.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Guaranty or any other Transaction Document, nor constitute a waiver of any provision of the Guaranty or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A.,

a national banking association

By: /s/ Evan Hershy

Name: Evan Hershy

Title: Authorized Signatory

[Signatures continue on the following page]

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

[END OF SIGNATURES]